FORM 8-K
Current Report

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

________________

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2000

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	States of Incorporation	I.R.S. Employer I.D. Number
1-1483	WASHINGTON GAS LIGHT COMPANY 1100 H Street, N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882

Former name or former address, if changed since last report:    None  .

Item 5. Other Events

          On October 21, 2000, Mr. Orlando W. Darden, a member of Washington Gas Light Company's Board of Directors, passed away.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                         WASHINGTON GAS LIGHT COMPANY
                                                                                                                     (Registrant)

Date                 October 25, 2000                                                        /s/ Robert E. Tuoriniemi                .
                                                                                                                  Robert E. Tuoriniemi
                                                                                                                          Controller
                                                                                                          (Principal Accounting Officer)